UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2009

NATIONAL COAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road

Knoxville, Tennessee 37923

(Address of Principal Executive Offices/Zip Code)

(865) 690-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Our wholly-owned subsidiary, National Coal of Alabama, Inc. (“NC Alabama”), is party to that certain Note Purchase Agreement, dated October 19, 2007, by and among NC Alabama, TCW Energy Fund XIV, L.P., TCW Energy Fund XIV-A, L.P., and TCW Energy Fund XIV (Cayman), L.P. (each a “Holder” and collectively, the “Holders”, and TCW Asset Management Company, as administrative agent for the Holders (“TCW”), pursuant to which NC Alabama borrowed from the Holders $60 million in principal amount of indebtedness. The Note Purchase Agreement was amended by Amendment No. 1 and Waiver dated as of August 13, 2008, Amendment No. 2 and Waiver dated as of November 12, 2008, and Amendment No. 3 and Waiver dated as of March 23, 2009. The Note Purchase Agreement, as amended, is referred to herein as the “Credit Agreement”.

TCW commenced foreclosure proceedings following NC Alabama’s failure to pay $1,874,600 of accrued interest on the loans made pursuant to the Credit Agreement, which failure constituted an event of default under the Credit Agreement as of July 21, 2009. Upon the event of default, TCW declared all of the obligations under the Credit Agreement immediately due and payable, and promptly commenced proceedings to foreclose on the outstanding capital stock of NC Alabama.

On August 3, 2009, TCW held a foreclosure sale by public auction, in accordance with the New York Uniform Commercial Code, of 100% of the common shares of NC Alabama, which shares were held by our wholly-owned subsidiary, NCC Corp., an Alabama corporation, and pledged to TCW pursuant to that certain Pledge Agreement dated October 19, 2007, between NCC Corp. and TCW. At the foreclosure sale, TCW was the only bidder, and acquired 100% of the common shares of NC Alabama for $19 million, which TCW paid by crediting the purchase price against the indebtedness secured by the security interest in the common shares. We did not receive any proceeds from the sale of common shares.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2009, following consummation of the sale of 100% of the common shares of National Coal of Alabama, Inc. held by our wholly-owned subsidiary, NCC Corp., Scott A. Deppe, Senior Vice President of National Coal of Alabama, Inc., ceased to be an executive officer of a significant subsidiary of National Coal Corp.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Registrant as of March 31, 2009, and the unaudited pro forma condensed consolidated statements of operations of Registrant for the years ended December 31, 2008 and 2007, and for the three months ended March 31, 2009, giving effect to the disposition of NC Alabama are being filed as Exhibit 99.1 to this Form 8-K (and are included herein).

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Unaudited Pro Forma Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.

Date: August 7, 2009	By:	/s/ Michael R. Castle
Michael R. Castle Chief Financial Officer

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